Exhibit 10.29

FORM OF GRANT AGREEMENT UNDER

THIRD AMENDED AND RESTATED

MADISON INDOOR AIR SOLUTIONS CORPORATION

EQUITY APPRECIATION PLAN

To:	Grant Date:

Dear [●]:

We are pleased to inform you that Madison Indoor Air Solutions Corporation (the “Company”) has established the Third Amended and Restated Madison Air Solutions Corporation Equity Appreciation Plan, effective (the “Plan”), as a means of enabling you and other selected key employees of the Company to share in the future growth in the value of equity interests in the Company. All terms not otherwise defined herein will have the meaning ascribed to such terms in the Plan. This agreement will be referred to herein as this “Agreement” and will constitute your Grant Agreement for purposes of the Plan.

The Committee hereby grants you [●] EAR Units (your “Award”).

Enclosed with this Agreement is a copy of the Plan, [together with the Global Appendix applicable to your Award,] which includes many terms and provisions relating to your Award, including without limitation, vesting provisions, settlement provisions, amendment provisions, other restrictions and limitations on your Award, and restrictive covenants that apply to any person who accepts EAR Units under the Plan. Accordingly, you should review the Plan carefully and consult with appropriate advisors so that you understand the Plan and your Award. Your Award will be treated as an “Other Stock-Based Award” for purposes of the Madison Air Solutions Corporation 2026 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and a copy of the Omnibus Incentive Plan is also enclosed for your records.

This Agreement, and your rights with respect to your Award herein, are subject to the terms and provisions set forth in the Plan. If any questions or disputes arise regarding this Agreement or your Award, the terms of the Plan will govern.

Kindly sign the duplicate copy of this Agreement to acknowledge (i) your receipt of this Agreement and a copy of the Plan[, the Global Appendix] and the Omnibus Incentive Plan and (ii) your agreement to be bound by the provisions of the Plan, including without limitation, the restrictive covenants set forth in Article VII thereof (the “Restrictive Covenants”) and the provisions of Section 8.6 thereof (the “Dispute Resolution Covenants”). If at any time you breach any of the provisions of Article VII of the Plan, in addition to all other remedies available to the Group Companies arising from such breach, your Award may be reduced, terminated, recaptured, or forfeited in its entirety, and you may be required to indemnify or reimburse the Company any liabilities, losses, damages, or costs suffered or incurred relating to such breach.

You hereby acknowledge and agree that you are not relying on (and will not at any time rely on) any communication (written or oral) of any Group Company, any of their affiliates or any of their respective directors, managers, officers, employees, agents, legal counsel, accountants, investment bankers, finders or other advisors or representatives (collectively, “Company Parties”), as investment advice or as a recommendation to accept your Award or regarding the terms of this Agreement, the Plan, the Omnibus Incentive Plan and your Award. You further acknowledge and agree that no Company Party has made, is making, or will make any representation or warranty

Exhibit 10.29

whatsoever to you except as may be expressly set forth in this Agreement or the Plan with regard to this Agreement, the Plan, the Omnibus Incentive Plan, or your Award, and that, to the extent that any Company Party has made or purported to make any such representation or warranty, they are all hereby disclaimed by the Company and waived by you. Without limiting the generality of the foregoing, you acknowledge that you, together with your advisors, have made your own investigation of the Company, this Agreement, the Plan, the Omnibus Incentive Plan, and your Award, and are not relying on any implied warranties or upon any representation or warranty whatsoever provided by any Company Party.

MADISON INDOOR AIR SOLUTIONS CORPORATION,
a Delaware corporation

By:

The undersigned acknowledges receipt of a copy of this Agreement, the Plan[, the Global Appendix] and the Omnibus Incentive Plan. The undersigned agrees that your Award granted pursuant to this Agreement is subject to the terms and provisions of the Plan and the Omnibus Incentive Plan and the undersigned further agrees to be bound by all of the terms and provisions contained in the Plan, including without limitation, the Restrictive Covenants and the Dispute Resolution Covenants, that such Restrictive Covenants and Dispute Resolution Covenants are incorporated herein as if fully set forth in this Agreement.

Participant:

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